AFD EXCHANGE RESERVES

ANNUAL REPORT
SEPTEMBER 30, 1996



LETTER TO SHAREHOLDERS                                    AFD EXCHANGE RESERVES
_______________________________________________________________________________

October 24, 1996

Dear Shareholder:

We are pleased to provide an overview of market and Fund activity during AFD Exchange Reserves' most recent fiscal reporting period. AFD Exchange Reserves serves as the money market fund exchange vehicle for the Alliance mutual funds. The Fund's investment objective is to provide maximum current income consistent with safety of principal and liquidity.*

The Fund's assets at the end of September totaled approximately $120.4 million. The Fund remains invested in high quality money market securities, which include marketable obligations issued or guaranteed by the U.S. government and its agencies. The average weighted maturity of the portfolio was 31 days on September 30, slightly shorter than the average weighted maturity at the time of our last report.

ECONOMIC COMMENTARY
During the reporting period, the Federal Reserve left short-term interest rates unchanged, maintaining the Federal Funds rate at 5.25%. While the overall U.S. economy appears to be quite healthy, certain economic indicators are signaling a slowdown. We expect modest growth of 2.5% in the third quarter and further slowing in the final months of 1996. At this time, we expect no Federal Reserve action on interest rates in the near term.

We appreciate your continued interest and investment in AFD Exchange Reserves.

Sincerely,

John D. Carifa
Chairman and President


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STATEMENT OF NET ASSETS
September 30, 1996                                        AFD Exchange Reserves
_______________________________________________________________________________

Principal
 Amount
  (000)    Security                                 Yield       Value
-------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS-98.4%
           FEDERAL NATIONAL MORTGAGE ASSOCIATION-37.7%
   8,500   10/16/96                                  5.33%  $  8,481,123
   5,000   11/01/96                                  5.35      4,976,965
  22,000   10/15/96                                  5.38     21,953,971
  10,000   5.47%, 4/04/97 FRN                        5.57      9,997,628
                                                             ------------
                                                              45,409,687

           FEDERAL HOME LOAN MORTGAGE CORPORATION-22.4%
  10,000   10/10/96                                  5.22      9,986,950
   4,000   10/11/96                                  5.24      3,994,178
  11,000   10/10/96                                  5.29     10,985,452
   2,000   10/01/96                                  5.70      2,000,000
                                                             ------------
                                                              26,966,580

           FEDERAL HOME LOAN BANK-18.6%
  22,500   11/12/96                                  5.33     22,360,088

           TENNESSEE VALLEY AUTHORITY-9.5%
  11,500   11/07/96                                  5.20     11,438,539

           STUDENT LOAN MARKETING ASSOCIATION-4.5%
   5,500   12/18/96                                  5.34      5,436,365

           U.S. TREASURY NOTE-4.2%
   5,000   6.88%, 3/31/97                            5.52      5,032,429

           FEDERAL FARM CREDIT BANK-1.5%
   1,800   11/06/96                                  5.31      1,790,442

           Total U.S. Government & Agency Obligations
           (amortized cost $118,434,130)                     118,434,130

           TOTAL INVESTMENTS-98.4%
           (amortized cost $118,434,130)                     118,434,130
           Other assets less liabilities-1.6%                  1,985,309

           NET ASSETS-100%
           (offering and redemption price of $1.00
           per share; 42,195,404 Class A shares;
           65,009,678 Class B shares and 13,216,543
           Class C shares outstanding)                      $120,419,439


Glossary:
FRN - Floating Rate Note

See notes to financial statements


2



STATEMENT OF OPERATIONS
Year Ended September 30, 1996                             AFD Exchange Reserves
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                           $6,495,746

EXPENSES
  Advisory fee                                          $297,876
  Distribution fee-Class A                               199,591
  Distribution fee-Class B                               660,870
  Distribution fee-Class C                                98,588
  Transfer agency                                        173,439
  Registration fees                                      120,032
  Custodian                                               92,963
  Administrative                                          92,765
  Audit and legal                                         62,722
  Amortization of organizational expense                  44,310
  Printing                                                28,075
  Trustees' fees                                          24,945
  Miscellaneous                                            8,999
  Total expenses                                                      1,905,175
  Net investment income                                               4,590,571

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                          105

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $4,590,676



STATEMENTS OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                    Year Ended     Year Ended
                                                   Sep. 30,1996   Sep. 30,1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  4,590,571   $  5,170,964
  Net realized gain (loss) on investments                   105         (1,256)
  Net increase in net assets from operations          4,590,676      5,169,708

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,654,846)    (1,730,554)
    Class B                                          (2,424,825)    (2,869,673)
    Class C                                            (510,900)      (570,737)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                        3,761,761     62,057,743
  Total increase                                      3,761,866     62,056,487

NET ASSETS
  Beginning of year                                 116,657,573     54,601,086
  End of year                                      $120,419,439   $116,657,573


See notes to financial statements.


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NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996                                        AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
AFD Exchange Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses and has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without any initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year will be charged. Class A shares may be exchanged for Class A shares of other Alliance Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other Alliance Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for Alliance Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the Alliance Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged for Class B shares of other Alliance Mutual Funds. Class B shares also are offered in exchange for Class B shares of other Alliance Mutual Funds without any initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of Alliance Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the Alliance Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another Alliance Mutual Fund without any initial sales charge or CDSC. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other Alliance Mutual Funds.

Effective October 1, 1996, Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another Alliance Mutual Fund without any initial or contingent CDSC and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., the Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Fund.

The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Securities
Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Organization Expenses
Organization expenses of approximately $198,644 have been deferred and are being amortized on a straight-line basis through March, 1999.

3. Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Dividends
The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near calendar year end.

5. Investment Income and Security Transactions
Interest income is accrued daily. Security transactions are recorded on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


4



                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund pays its Adviser, Alliance Capital Management L.P. an advisory fee at the annual rate of .25 of 1% on the first $1.25 billion of average daily net assets; .24 of 1% on the next $.25 billion; .23 of 1% on the next $.25 billion;
 .22 of 1% on the next $.25 billion; .21 of 1% on the next $1 billion; and .20 of 1% in excess of $3 billion. In addition to the advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 1996, the Fund incurred costs of $92,765.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services. Such compensation amounted to $129,936 for the year ended September 30, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12B-1 under the Investment Company Act of 1940 for Class A, Class B and Class C. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the Fund's average daily net assets attributable to Class A shares, 1.00% of the average daily net assets attributable to Class B shares and .75 of 1% of the average daily net assets attributable to Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
At September 30, 1996, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At September 30, 1996, the Portfolio had a capital loss carryforward of $2,186, of which $930 expires in 2002 and $1,256 expires in 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At September 30, 1996, capital paid-in aggregated $42,195,404 for Class A, $65,009,678 for Class B and $13,216,543 for Class C. Transactions, all at $1.00 per share, were as follows:


                                                            CLASS A
                                                ------------------------------
                                                  YEAR ENDED       YEAR ENDED
                                                SEP. 30, 1996    SEP. 30, 1995
                                                -------------    -------------
Shares sold                                      382,975,223      254,814,516
Shares issued on reinvestments of dividends        1,654,846        1,730,554
Shares converted from Class B                      1,090,820                0
Shares redeemed                                 (384,645,564)    (233,640,310)
Net increase                                       1,075,325       22,904,760


                                                           CLASS B
                                                ------------------------------
                                                  YEAR ENDED       YEAR ENDED
                                                SEP. 30, 1996    SEP. 30, 1995
                                                -------------    -------------
Shares sold                                      166,636,823      235,826,904
Shares issued on reinvestments of dividends        2,424,825        2,869,673
Shares converted to Class A                       (1,090,820)               0
Shares redeemed                                 (168,231,937)    (204,665,847)
Net increase (decrease)                             (261,109)      34,030,730

                                                           CLASS C
                                                ------------------------------
                                                  YEAR ENDED       YEAR ENDED
                                                SEP. 30, 1996    SEP. 30, 1995
                                                -------------    -------------
Shares sold                                       90,072,507       72,011,656
Shares issued on reinvestments of dividends          510,900          570,737
Shares redeemed                                  (87,635,862)     (67,460,140)
Net increase                                       2,947,545        5,122,253


5



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE F: FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period.

                                                       CLASS A
                                         --------------------------------------
                                         YEAR ENDED SEPTEMBER 30    MARCH 25,
                                         ------------------------   1994(a) TO
                                             1996        1995      SEP. 30,1994
                                         -----------  -----------  ------------
Net asset value, beginning of period      $  1.00     $  1.00      $  1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0416       .0453        .0126
LESS: DISTRIBUTIONS
Dividends from net investment income       (.0416)     (.0453)      (.0126)
Net asset value, end of period            $  1.00     $  1.00      $  1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                        4.24%       4.64%        2.45%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $41         $41          $18
Ratio of average net assets to:
  Expenses, net of waivers                   1.29%       1.21%        1.82%(c)
  Expenses, before waivers                   1.29%       1.29%        1.82%(c)
  Net investment income                      4.15%       4.63%(d)     2.62%(c)


                                                       CLASS B
                                         --------------------------------------
                                         YEAR ENDED SEPTEMBER 30    MARCH 25,
                                         ------------------------   1994(a) TO
                                             1996        1995      SEP. 30,1994
                                         -----------  -----------  ------------
Net asset value, beginning of period      $  1.00     $  1.00      $  1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0366       .0404        .0101
LESS: DISTRIBUTIONS
Dividends from net investment income       (.0366)     (.0404)      (.0101)
Net asset value, end of period            $  1.00     $  1.00      $  1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                        3.72%       4.12%        1.95%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $65         $65          $31
Ratio of average net assets to:
  Expenses, net of waivers                   1.79%       1.70%        2.35%(c)
  Expenses, before waivers                   1.79%       1.78%        2.35%(c)
  Net investment income                      3.67%       4.17%(d)     1.91%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(c)  Annualized.

(d)  Net of expenses waived by the Adviser.


6



                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

                                                       CLASS C
                                         --------------------------------------
                                         YEAR ENDED SEPTEMBER 30    MARCH 25,
                                         ------------------------   1994(a) TO
                                             1996        1995      SEP. 30,1994
                                         -----------  -----------  ------------
Net asset value, beginning of period      $  1.00     $  1.00      $  1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0390       .0430        .0112

LESS: DISTRIBUTIONS
Dividends from net investment income       (.0390)     (.0430)      (.0112)
Net asset value, end of period            $  1.00     $  1.00      $  1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                        3.98%       4.39%        2.18%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $13         $10           $5
Ratio of average net assets to:
  Expenses, net of waivers                   1.55%       1.45%        2.08%(c)
  Expenses, before waivers                   1.55%       1.52%        2.08%(c)
  Net investment income                      3.89%       4.41%(d)     2.14%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(c)  Annualized.

(d)  Net of expenses waived by the Adviser.


7



INDEPENDENT AUDITOR'S REPORT                              AFD EXCHANGE RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS AFD EXCHANGE RESERVES

We have audited the accompanying statements of net assets of AFD Exchange Reserves as of September 30, 1996 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AFD Exchange Reserves as of September 30, 1996, and the results of its operations, changes in its net assets, and financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
October 21, 1996


8



                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

AFD EXCHANGE RESERVES
1345 Avenue of the Americas
New York, NY 10105
Toll-free 1(800) 221-5672


TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
JOHN F. CHIODI, JR., VICE PRESIDENT
PAMELA F. RICHARDSON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
P.O. Box 1912
Boston, MA 02105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

AUDITORS
MCGLADREY & PULLEN, LLP
555 Fifth Avenue
New York, NY 10017

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105



(1) Member of the audit committee.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund's current prospectus, which contains further information about the Fund.

R These registered service marks used under license from the owner, Alliance Capital Management L.P.


9